UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2025

PHILLIPS EDISON & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40594	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (513) 554-1110

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PECO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 7, 2025, Phillips Edison & Company, Inc., a Maryland corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (the “New Registration Statement”) to replace the automatic shelf registration statement on Form S-3ASR (No. 333- 262627) filed with the SEC on February 10, 2022 (the “Prior Registration Statement”). The Prior Registration Statement was terminated upon the effectiveness of the New Registration Statement on February 7, 2025.

In connection with the filing of the New Registration Statement, the Company filed with the SEC a prospectus supplement, dated February 7, 2025, to the prospectus forming part of the New Registration Statement (the “ATM Prospectus Supplement”). The ATM Prospectus Supplement continues an at-the-market offering of shares of the Company’s common stock having an aggregate offering price of up to $250 million previously covered by the prospectus supplement and accompanying prospectus forming part of the Prior Registration Statement.

An opinion of Ballard Spahr LLP with respect to the validity of the shares of common stock that may be issued and offered pursuant to the ATM Prospectus Supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

5.1	Opinion of Ballard Spahr LLP regarding the validity of the shares to be issued and offered.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Date: February 7, 2025

	By:	/s/ John P. Caulfield
	Name:	John P. Caulfield
	Title:	Chief Financial Officer, Executive Vice President and Treasurer